                                                                    Exhibit 24.2


                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 18th day of July 1997.

                                TYCO INTERNATIONAL LTD.

                                By:
                                     ------------------------------------------
                                     Mark H. Swartz
                                       Executive Vice President-Chief Financial
                                       Officer
                                       (Principal Financial and Accounting
                                       Officer)

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints L. DENNIS KOZLOWSKI AND MARK H. SWARTZ, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement (including all pre-effective and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on July 18, 1997 in the capacities indicated below.

                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

                                                        Chairman of the Board, President, Chief Executive
   ------------------------------------------------       Officer and Director (Principal Executive Officer)
                 L. Dennis Kozlowski

                                                        Director
   ------------------------------------------------
                 Michael A. Ashcroft

                                                        Director and Vice President
   ------------------------------------------------
                   Joshua M. Berman

              /s/ Richard S. Bodman                     Director
   ------------------------------------------------
                  Richard S. Bodman

                                                        Director
   ------------------------------------------------
                     John F. Fort

                                                        Director
   ------------------------------------------------
                   Stephen W. Foss


                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

             /s/ Richard A. Gilleland                   Director
   ------------------------------------------------
                 Richard A. Gilleland

             /s/ Philip M. Hampton                      Director
   ------------------------------------------------
                 Philip M. Hampton

             /s/ James S. Pasman, Jr.                   Director
   ------------------------------------------------
                 James S. Pasman, Jr.

                                                        Director
   ------------------------------------------------
                   W. Peter Slusser

                                                        Executive Vice President-Chief Financial Officer
   ------------------------------------------------       (Principal Financial and Accounting Officer)
                    Mark H. Swartz

                                                        Director
   ------------------------------------------------
                 Frank E. Walsh, Jr.


                                      II-5